Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	GU
Entity Registrant Name	GUSHAN ENVIRONMENTAL ENERGY LTD
Entity Central Index Key	0001419723
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	190,831,943

CONSOLIDATED BALANCE SHEETS (CNY) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash	65,519	272,822
Accounts receivable	215,772	48,639
Bills receivable	10,932	9,550
Inventories	155,008	176,023
Prepaid expenses and other current assets	65,545	53,706
Amounts due from related parties	4,466
Income tax receivable	674	674
Deferred tax assets	2,019	2,439
Total current assets	519,935	563,853
Property, plant and equipment, net	96,929	663,946
Land use rights	86,527	87,568
Deferred tax assets	3,294	4,609
Goodwill		18,674
Total assets	706,685	1,338,650
Current liabilities:
Short term bank loans	110,000	60,000
Accounts payable	98,347	79,163
Accounts payable for property, plant and equipment	65,228	47,153
Accrued expenses and other payables	60,501	61,074
Amounts due to related parties	66,243	30,709
Income tax payable	11,614	10,075
Total current liabilities	411,933	288,174
Deferred tax liabilities	11,285	9,766
Income tax payable	10,547	9,762
Contingent consideration liabilities, excluding current portion	10,261	13,585
Deferred rebate income, excluding current portion	11,040	15,450
Total liabilities	455,066	336,737
Commitments and contingencies
Shareholders' equity:
Ordinary shares Par value: HKD0.00001 (RMB0.0000097) Authorized: 38,000,000,000 shares Issued and outstanding: 190,831,943 shares as of December 31, 2010 and 2011	2	2
Additional paid-in capital	1,541,838	1,547,035
Accumulated other comprehensive losses	(63,569)	(59,159)
Accumulated deficit	(1,217,439)	(469,758)
Treasury stock-10,145,200 shares as of December 31, 2010 and 2011, at cost	(32,972)	(32,972)
Total equity attributable to the Company	227,860	985,148
Non-controlling interests	23,759	16,765
Total shareholders' equity	251,619	1,001,913
Total liabilities and shareholders' equity	706,685	1,338,650

CONSOLIDATED BALANCE SHEETS (Parenthetical) (CNY)	Dec. 31, 2011	Dec. 31, 2010
Ordinary shares, Par value	0.0000097	0.0000097
Ordinary shares, Authorized	38,000,000,000	38,000,000,000
Ordinary shares, Issued	190,831,943	190,831,943
Ordinary shares, outstanding	190,831,943	190,831,943
Treasury stock, shares	10,145,200	10,145,200

CONSOLIDATED STATEMENTS OF OPERATIONS (CNY) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues	1,449,734	408,498	628,186
Cost of revenues	(1,404,926)	(481,857)	(766,686)
Gross profit (loss)	44,808	(73,359)	(138,500)
Operating expenses:
Research and development	(518)	(3,899)	(5,665)
Selling, general and administrative	(81,745)	(84,493)	(89,894)
Other operating expenses	(68,251)	(70,661)	(33,465)
Impairment loss of property, plant and equipment	(603,266)	(992,620)
Impairment loss of goodwill	(41,440)
Loss on disposal of property, plant and equipment	(20)	(3,306)	(68)
Change in fair value of contingent consideration liabilities	10,361	(2,868)
Total operating expenses	(784,879)	(1,157,847)	(129,092)
Other operating income	18,161	103,780
Loss from operations	(721,910)	(1,127,426)	(267,592)
Other income (expense):
Interest income	417	1,432	2,407
Interest expense	(7,516)	(720)
Foreign currency exchange gain (loss), net	175	(159)	(90)
Other income (expense), net	10,294	2,862	(711)
Loss before income tax	(718,540)	(1,124,011)	(265,986)
Income tax benefit (expense)	(18,083)	17,746	(17,523)
Net loss	(736,623)	(1,106,265)	(283,509)
Less: Net income attributable to non-controlling interests	(11,058)	(2,750)
Net loss attributable to the Company	(747,681)	(1,109,015)	(283,509)
Basic and diluted loss per ordinary share	(4.48)	(6.68)	(1.7)

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY AND COMPREHENSIVE INCOME (LOSS) (CNY) In Thousands, except Share data	Total	Ordinary Shares	Additional Paid-in Capital	Accumulated Other Comprehensive Losses	Retained Earnings (Accumulated Deficit)	Treasury Stock	Comprehensive Income (loss) Attributable to the Company	Comprehensive Income (loss) Attributable to the Non- controlling Interest
Beginning Balance at Dec. 31, 2008	2,377,770	1	1,475,669	(47,359)	949,459		2,377,770
Beginning Balance (in shares) at Dec. 31, 2008		166,831,943
Comprehensive Net Income (Loss)	(283,509)						(283,509)
Net loss	(283,509)				(283,509)		(283,509)
Foreign currency exchange translation adjustment, net of nil tax	(397)			(397)			(397)
Comprehensive Income (loss)	(283,906)						(283,906)
Share-based compensation	29,692		29,692				29,692
Dividend declared and paid	(26,693)				(26,693)		(26,693)
Ending Balance at Dec. 31, 2009	2,096,863	1	1,505,361	(47,756)	639,257		2,096,863
Beginning Balance (in shares) at Dec. 31, 2009		166,831,943
Comprehensive Net Income (Loss)	(1,106,265)						(1,109,015)	2,750
Net loss	(1,106,265)				(1,109,015)		(1,109,015)	2,750
Foreign currency exchange translation adjustment, net of nil tax	(11,403)			(11,403)			(11,403)
Comprehensive Income (loss)	(1,117,668)						(1,120,418)	2,750
Purchase of treasury stock	(32,972)					(32,972)	(32,972)
Share-based compensation	22,431		22,431				22,431
Issuance of 6,000,000 ordinary shares in connection with acquisition of subsidiary (in shares)		6,000,000
Issuance of 6,000,000 ordinary shares in connection with acquisition of subsidiary	19,244	1	19,243				19,244
Issuance of 18,000,000 ordinary shares placed in escrow in connection with acquisition of subsidiary (in shares)	18,000,000	18,000,000
Fair value of non controlling interest in connection with acquisition of subsidiary	14,015							14,015
Ending Balance at Dec. 31, 2010	1,001,913	2	1,547,035	(59,159)	(469,758)	(32,972)	985,148	16,765
Ending Balance (in shares) at Dec. 31, 2010		190,831,943
Comprehensive Net Income (Loss)	(736,623)						(747,681)	11,058
Net loss	(736,623)				(747,681)		(747,681)	11,058
Foreign currency exchange translation adjustment, net of nil tax	(4,410)			(4,410)			(4,410)
Comprehensive Income (loss)	(741,033)						(752,091)	11,058
Share-based compensation	17,268		17,268				17,268
Issuance of 6,000,000 ordinary shares in connection with acquisition of subsidiary (in shares)	6,000,000
Issuance of 6,000,000 ordinary shares in connection with acquisition of subsidiary	16,172		16,172				16,172
Acquisition of additional equity interest of a subsidiary	(42,701)		(38,637)				(38,637)	(4,064)
Ending Balance at Dec. 31, 2011	251,619	2	1,541,838	(63,569)	(1,217,439)	(32,972)	227,860	23,759
Ending Balance (in shares) at Dec. 31, 2011		190,831,943

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY AND COMPREHENSIVE INCOME (LOSS) (Parenthetical)	12 Months Ended
	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2011 Ordinary Shares USD ($)	Dec. 31, 2011 Ordinary Shares CNY	Dec. 31, 2010 Ordinary Shares USD ($)	Dec. 31, 2010 Ordinary Shares CNY	Dec. 31, 2009 Ordinary Shares USD ($)	Dec. 31, 2009 Ordinary Shares CNY	Dec. 31, 2011 Additional Paid-in Capital CNY	Dec. 31, 2010 Additional Paid-in Capital CNY	Dec. 31, 2009 Additional Paid-in Capital CNY	Dec. 31, 2011 Accumulated Other Comprehensive Losses CNY	Dec. 31, 2010 Accumulated Other Comprehensive Losses CNY	Dec. 31, 2009 Accumulated Other Comprehensive Losses CNY	Dec. 31, 2011 Retained Earnings (Accumulated Deficit) CNY	Dec. 31, 2010 Retained Earnings (Accumulated Deficit) CNY	Dec. 31, 2009 Retained Earnings (Accumulated Deficit) CNY	Dec. 31, 2011 Treasury Stock CNY	Dec. 31, 2010 Treasury Stock CNY	Dec. 31, 2009 Treasury Stock CNY	Dec. 31, 2011 Total CNY	Dec. 31, 2010 Total CNY	Dec. 31, 2009 Total CNY	Dec. 31, 2011 Non- Controlling Interests CNY	Dec. 31, 2010 Non- Controlling Interests CNY	Dec. 31, 2009 Non- Controlling Interests CNY
Foreign currency exchange translation adjustment, tax
Release of ordinary shares placed in escrow in connection with acquisition of subsidiary, shares	6,000,000					6,000,000	6,000,000

CONSOLIDATED STATEMENTS OF CASH FLOWS (CNY) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities
Net loss	(736,623)	(1,106,265)	(283,509)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Share-based compensation	17,268	22,431	29,692
Depreciation	59,218	116,190	126,359
Land use rights expense	1,591	1,477	1,396
Impairment loss of property, plant and equipment	603,266	992,620
Impairment loss of goodwill	41,440
Impairment loss of VAT recoverable	28,220
Impairment loss of land use rights	2,925
Loss on disposal of property, plant and equipment	20	3,306	68
Foreign currency exchange (gain) loss, net	(175)	159	90
Deferred tax expense (benefit)	541	(22,067)	6,296
Inventory write-downs	15,659	1,887	3,818
Provision for doubtful debts		47
Change in fair value of contingent consideration liabilities	(10,361)	2,868
Changes in assets and liabilities, net of effects of acquisitions
Accounts receivable	(131,657)	16,329	10,512
Bills receivable	(1,382)	(9,550)
Inventories	19,830	(108,916)	22,010
Prepaid expenses and other current assets	(53,772)	(23,631)	(16,079)
Income tax receivable		2,433	10,394
Accounts payable	2,585	72,636	(2,765)
Accrued expenses and other payables	1,813	2,739	(5,052)
Income tax payable	1,454	1,988	(7,476)
Provision for consumption tax		(103,780)	103,780
Other non-current liabilities	(3,766)	(3,955)	6,455
Other assets	5,140	10,824	(5,460)
Net cash provided by (used in) operating activities	(136,766)	(130,230)	529
Cash flows from investing activities
Payments for property, plant and equipment	(51,294)	(169,761)	(349,470)
Payments for land use rights		(598)	(15,973)
Proceeds from disposal of property, plant and equipment		36,859	30
Payment for acquisition of a subsidiary, net of cash acquired	(27,549)	2,874
Net cash used in investing activities	(78,843)	(130,626)	(365,413)
Cash flows from financing activities
Purchase of treasury stock		(32,972)
Dividends paid			(26,693)
Proceeds from bank loans	120,000	10,000
Repayments of bank loans	(70,000)
Acquisition of additional 8% equity interest in a subsidiary	(42,701)
Advances received from related parties	76,339
Repayment of advances from related parties	(70,482)	(3,291)
Net cash provided by (used in) financing activities	13,156	(26,263)	(26,693)
Effect of foreign exchange rate changes on cash	(4,850)	(11,247)	(463)
Decrease in cash	(207,303)	(298,366)	(392,040)
Cash at beginning of year	272,822	571,188	963,228
Cash at end of year	65,519	272,822	571,188
Supplemental cash flow and non-cash flow information
Income taxes refund (paid)	(16,088)	100	(8,301)
Interest paid	(7,390)	(720)
Non-cash investing and financing transactions:
Issuance of 6,000,000 new ordinary shares in connection with the acquisition of a subsidiary		19,244
Issuance of 18,000,000 contingent consideration shares into escrow and payable to the selling shareholder of a subsidiary		17,509
Release of 6,000,000 ordinary shares placed in escrow in connection with acquisition of subsidiary	16,172
Accounts payable for property, plant and equipment	(7,026)	(33,708)	(33,443)
Receivable from disposal of property, plant and equipment		(1,130)

CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Release of ordinary shares placed in escrow in connection with acquisition of subsidiary, Shares	6,000,000	6,000,000
Issuance of contingent consideration, shares		18,000,000
Release of ordinary shares placed in escrow in connection with acquisition of subsidiary, Shares	6,000,000	6,000,000

PRINCIPAL ACTIVITIES, BASIS OF PRESENTATION, AND SIGNIFICANT CONCENTRATIONS AND RISKS	12 Months Ended
Dec. 31, 2011
PRINCIPAL ACTIVITIES, BASIS OF PRESENTATION, AND SIGNIFICANT CONCENTRATIONS AND RISKS
1	PRINCIPAL ACTIVITIES, BASIS OF PRESENTATION, AND SIGNIFICANT CONCENTRATIONS AND RISKS

(a) Principal Activities

Gushan Environmental Energy Limited (the “Company”) and its subsidiaries (collectively the “Group”) are principally engaged in the production and distribution of biodiesel, biodiesel by-products and copper products in the People’s Republic of China (the “PRC”). The Group has seven biodiesel production facilities located in the Sichuan, Hebei, Fujian and Hunan provinces, and in Beijing, Shanghai and Chongqing. The Group’s biodiesel product is typically sold as a refined oil product which is blended by its customers with diesel fuel to power diesel engines and vehicles or sold as a raw material named fatty acid methyl ester used to produce chemical products. The Group’s biodiesel by-products include glycerine, plant asphalt, erucic acid and erucic amide. As of December 31, 2011, the Company’s Sichuan production facility was in operation, other biodiesel production facilities were suspended (see note 5). On November 3, 2010, the Company acquired 67% indirect ownership interest in Mianyang Jin Xin Copper Company Ltd. (“Jin Xin”), which has one plant in Sichuan, that manufactures copper rods, copper wires and copper granules from copper. The results of Jin Xin’s operation have been included in the consolidated financial statements since November 3, 2010. On January 1, 2011, the Company acquired an additional 8% indirect ownership interest in Jin Xin from the non-controlling shareholders

From January 1, 2011, the Company indirectly owned 75% of Jin Xin through Engen Investments Limited (“Engen”), a 75%-owned subsidiary of the Company and the investment holding company of the Group’s copper business. On August 1, 2011, the Company, through Engen, acquired 75% indirect ownership interest in Hunan Yin Lian Xiangbei Copper Company Limited (“Xiangbei”), a company that manufactures copper rods and copper plates from recycled copper. Xiangbei has one plant in Hunan. The results of Xiangbei’s operation have been included in the consolidated financial statements since August 1, 2011.

As of December 31, 2011, the Company’s major subsidiaries consist of the following entities:

Subsidiary Name	Nature of operations	Percentage of ownership
Sichuan Gushan Vegetable Fat Chemistry Co., Ltd. (“Sichuan Gushan”)	Production of biodiesel and biodiesel by-products	100%

Handan Gushan Bio-sources Energy Co., Ltd. (“Handan Gushan”)	Production of biodiesel and biodiesel by-products	100%

Fujian Gushan Biodiesel Energy Co., Ltd. (“Fujian Gushan”)	Production of biodiesel and biodiesel by-products	100%

Beijing Gushan Bio-sources Energy Co., Ltd. (“Beijing Gushan”)	Production of biodiesel and biodiesel by-products	100%

Shanghai Gushan Bio-Energy Technologies Co., Ltd. (“Shanghai Gushan”)	Production of biodiesel and biodiesel by-products	100%

Chongqing Gushan Bio-Sources Energy Co., Ltd. (“Chongqing Gushan”)	Production of biodiesel and biodiesel by-products	100%

Hunan Gushan Bio-Sources Energy Co., Ltd. (“Hunan Gushan”)	Production of biodiesel and biodiesel by-products	100%

Gushan (China) Biomass Energy Technology Co., Ltd. (“Biomass”)	Research and development	100%

Mianyang Jin Xin Copper Company Ltd. (“Jin Xin”)	Production of copper rods, copper wires and copper granules from recycled copper	75%

Hunan Yin Lian Xiangbei Copper Company Limited (“Xiangbei”)	Production of copper rods and copper plates from recycled copper	75%

Gushan’s ordinary shares are traded in the form of American Depositary Shares (“ADS”) on the New York Stock Exchange. On November 12, 2010, the ratio for Gushan’s ADSs representing ordinary shares, changed from one ADS representing two ordinary shares to one ADS representing ten ordinary shares.

(b) Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). This basis of accounting differs in certain material respects from that used for the preparation of the books of account of PRC subsidiaries, which are prepared in accordance with the accounting principles and the relevant financial regulations established by the Ministry of Finance of the PRC (“PRC GAAP”), the accounting standards used in the PRC. The accompanying consolidated financial statements reflect necessary adjustments not recorded in the books of account of PRC subsidiaries to present them in conformity with U.S. GAAP.

(c) Significant Concentrations and Risks

Customer concentration

All of the Group’s customers are located in the PRC. No individual customers accounted for more than 10% of the Group’s revenues in the year ended December 31, 2009. Individual customers accounting for more than 10% of the Group’s revenues, all of them are related to copper business, for the years ended December 31, 2010 and 2011 are as follows:

	December 31,
	2010		2011
	RMB	%	RMB	%
Customer A	—	—	200,150	14%
Customer B	19,164	5%	158,510	11%
Customer C	8,474	2%	154,295	11%
Customer D	40,782	10%	7,738	1%

Total	68,420	17%	520,693	37%

One customer and two customers accounted for all bills receivable as of December 31, 2010 and 2011, respectively. Individual customers accounting for more than 10% of the Group’s accounts receivable are as follows:

	Year ended December 31,
	2010		2011
	RMB	%	RMB	%
Customer A	5,238	11%	46,678	22%
Customer B	—	—	41,832	19%
Customer C	—	—	37,465	17%
Customer D	11,361	23%	21,690	10%
Customer E	5,563	12%	327	1%
Customer F	635	1%	—	—
Customer G	618	1%	—	—

Total	23,415	48%	147,992	69%

Supplier concentration

All of the Group’s suppliers are located in the PRC. Purchases from individual suppliers accounted for more than 10% of the Group’s cost of revenues consist of the following:

	Year ended December 31,
	2009		2010		2011
	RMB	%	RMB	%	RMB	%
Supplier A	—	—	206,570	43%	209,864	15%
Supplier B	—	—	—	—	174,143	12%
Supplier C	—	—	86,022	18%	—	—
Supplier D	73,723	10%	80,226	17%	15,238	1%

Total	73,723	10%	372,818	78%	399,245	28%

Cash concentration

The Group’s cash balance includes the following:

	December 31,
	2010	2011
	RMB	RMB
Deposited in financial institutions in the PRC
Denominated in RMB	15,924	34,670
Denominated in HKD	32,770	—
Denominated in USD	10,756	25

Total cash in financial institutions in the PRC	59,450	34,695
Deposited in financial institutions in Hong Kong
Denominated in HKD	800	679
Denominated in USD	212,456	30,067

Total cash in financial institutions in HK	213,256	30,746

Cash at financial institutions	272,706	65,441
Cash on hand	116	78

Total Cash	272,822	65,519

Management believes that the financial institutions in which cash balances are held are of high credit quality. As of December 31, 2010 and 2011, the Group held cash denominated in RMB, USD and HKD only.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries. An investment in a subsidiary is consolidated into the consolidated financial statements from the date the control commences. For consolidated subsidiaries where the Company’s ownership in the subsidiary is less than 100%, the equity not held by the Company is shown as non-controlling interests. All significant inter-company balances and transactions have been eliminated upon consolidation.

(b) Use of Estimates

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include the recoverability of property, plant and equipment, land use rights and goodwill, the realizability of VAT recoverable, inventories and deferred tax assets, the collectability of accounts receivable, the fair value of share-based compensation and contingent consideration and accruals for income tax uncertainties and other contingencies. Actual results could differ from those estimates.

(c) Foreign Currency Transactions

The accompanying consolidated financial statements have been expressed in RMB. The functional currency of the Company is the U.S. dollar, whereas the functional currency of the Company’s PRC subsidiaries is the RMB since the RMB is the currency of the PRC, the primary economic environment in which these subsidiaries operate. Transactions denominated in currencies other than the functional currency are converted into the functional currency at the exchange rates prevailing at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are converted into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in foreign currency exchange losses in the consolidated statements of operations.

The Company’s assets and liabilities are translated from U.S. dollar into RMB, the Company’s reporting currency, using the exchange rate at the balance sheet date. Revenues, if any, and expenses of the Company are translated into RMB at average rates prevailing during the reporting period. Gains and losses resulting from translation of the Company’s financial statements into the reporting currency are recorded as a separate component of accumulated other comprehensive losses within shareholders’ equity.

Since the RMB is not a fully convertible currency, all foreign exchange transactions involving RMB must take place either through the People’s Bank of China (the “PBOC”) or other institutions authorized to buy and sell foreign exchange. The exchange rates adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC.

(d) Accounts Receivable

Accounts receivable are recorded at invoiced amount and do not bear interest. The Group reviews its accounts receivable on a periodic basis and makes allowances when there is doubt as to the collectability of the balances. In evaluating the collectability of an accounts receivable balance, the Group considers various factors, including the age of the balance, the customer’s historical payment history and current credit-worthiness, and current economic trends. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Group does not have any off-balance-sheet credit exposure related to its customers.

For the year ended December 31, 2010, a provision for doubtful accounts receivable of RMB47 was made and subsequently charged off against the allowance as the recovery was considered remote as of December 31, 2010. There were no provisions for or write-offs of doubtful debt during the years ended December 31, 2009 and 2011.

(e) Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the weighted average method. Costs of work-in-process and finished goods are composed of direct materials, direct labor and an allocation of manufacturing overhead based on normal operating capacity.

(f) Long-lived Assets

Property, plant and equipment

Property, plant and equipment are stated at cost less depreciation and impairment. Depreciation is provided over the estimated useful lives of the assets, using the straight-line method. When items are retired or otherwise disposed of, income or loss is credited or charged for the difference between net book value and the proceeds received thereon. Ordinary maintenance and repairs are charged to expense as incurred, and replacements or betterments are capitalized. The estimated useful lives of property, plant and equipment are as follows:

Buildings	10 to 50 years
Plant and machinery	5 to 10 years
Furniture and fixtures	3 to 10 years
Motor vehicles	4 to 10 years

Depreciation of property, plant and equipment attributable to manufacturing activities is capitalized as part of the cost of inventory, and expensed as cost of revenues when the inventory is sold. Costs incurred in the construction of property, plant and equipment, including an allocation of interest costs incurred, are capitalized and transferred out of construction-in-progress and into their respective asset category when the assets are ready for their intended use, at which time depreciation commences. Depreciation of the related property, plant and equipment during the periods in which the Group suspends production or defers the commencement of production due to reasons other than ordinary maintenance and repairs and regular holidays, is charged to expense and recorded in “other operating expenses”.

Impairment of long-lived assets

Long-lived assets, consisting of property, plant and equipment and land use rights are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Recoverability of long-lived assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated future undiscounted cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future undiscounted cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Reversal of previously recognized impairment charge is prohibited. Assets to be disposed of are separately presented in the consolidated balance sheets and reported at the lower of carrying amount or fair value less costs to sell, and are no longer depreciated.

(g) Land Use Rights

Land use rights represent the exclusive right to the use of land during a specific contractual term. Land use rights are carried at cost and charged to expense on a straight-line basis over the respective periods of the rights or the remaining period of the rights upon acquisition. As of December 31, 2010 and 2011, land use rights of RMB1,536 and RMB1,633, respectively, expected to be charged to expense within one year from the balance sheet date have been included in prepaid expenses and other current assets in the accompanying consolidated balance sheets. Land use rights as of December 31, 2011, include RMB19,417 for down payment of the land use right located in Beijing for which the land use right certificate has not been issued to the Group by the relevant PRC authority.

(h) Goodwill

Goodwill represents the excess of the cost of an acquisition over the fair value of the net assets acquired. Goodwill is not amortized, but is instead tested for impairment. Goodwill is reviewed for impairment annually at reporting unit level in accordance with the provisions of FASB ASC Topic 350, Intangibles—Goodwill and Other. The goodwill impairment test is a two-step test. Under the first step, the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the enterprise must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. The Group determines it has two reporting units, which are the biodiesel business and copper business. All the goodwill arises from the acquisition of subsidiaries in the copper business. Fair value of the copper business is determined by using market approach. If the fair value of the reporting unit exceed its carrying value, step two does not need to be performed.

The Group performs its annual impairment review of goodwill at December 31, and when a triggering event occurs between annual impairment tests. The Group recognized a goodwill impairment loss of RMB41,440 for the year ended December 31, 2011 as described in Note 7. No impairment of goodwill was recorded for the year ended December 31, 2010.

(i) Revenue Recognition

The Group recognizes revenue when persuasive evidence of an arrangement exists, delivery of products has occurred, the price is fixed or determinable, and collectability is reasonably assured. When products are delivered to the customers’ facilities or the customers take delivery at the Group’s facilities and the products are accepted by the customers, the customers are considered to have taken ownership and assumed the risk of loss of the products at this point of time. Customer acceptance is evidenced by signed delivery notes. In the PRC, value added tax (VAT) at a rate of 17% on the invoice amount is collected on behalf of tax authorities. Revenue is stated net of VAT.

(j) Share-based Payments

The Group measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award and recognizes the cost over the period during which an employee is required to provide service in exchange for the award, which generally is the vesting period. The amount of cost recognized is adjusted to reflect the number of share options that are forfeited prior to vesting. If an award is cancelled without accompanied by the concurrent grant of a replacement award, any previously recognized compensation cost is not reversed and any previously measured but unrecognized cost is fully recognized at the cancellation date.

(k) Retirement and Other Postretirement Benefits

Pursuant to relevant PRC and Hong Kong regulations, the Group is required to make contributions to various defined contribution plans organized by the PRC and Hong Kong governments. The contributions are made for each qualifying PRC and Hong Kong employee at rates ranging from 5% to 22% on a standard salary base as determined by the relevant governmental authorities. Contributions to the defined contribution plans are charged to the consolidated statements of operations when the related service is provided. For the years ended December 31, 2009, 2010, and 2011, contributions to the defined contribution plans were RMB1,844, RMB1,565 and RMB2,929, respectively. The Group has no other obligation for the payment of employee benefits associated with these plans beyond the contributions described above.

(l) Deferred Rebate Income

The Group entered into contract of a depositary receipt facility (“Facility”) with Bank of New York Mellon (“BONY Mellon”) for ADS depository service of 8 years (the “Service Contract”) on November 16, 2007. In order to secure the customer relationship, the bank provides rebates to the Group which is refundable to the extent of an early termination of the Service Contract by the Group. The Group recognized revenue from deferred rebate income over the contract term. For the years ended December 31, 2009, 2010 and 2011, the Group received rebates of RMB6,261, nil and nil respectively, of which other income of RMB5,743, RMB3,955 and RMB3,766 was recognized for the years ended December 31, 2009, 2010 and 2011.

(m) Research and Development Costs

Research and development costs are expensed as incurred.

(n) Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and any tax loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statements of operations in the period that the change in tax rates or tax law is enacted.

The Group recognizes in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Group has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the consolidated statements of operations.

(o) Loss Per Share

Basic loss per share is computed by dividing net loss attributable to shareholders of Gushan by the weighted average number of ordinary shares outstanding during the year. Diluted loss per share is computed by dividing adjusted net loss attributable to shareholders of Gushan by the weighted average number of ordinary shares and dilutive ordinary equivalent shares outstanding during the year. Ordinary equivalent shares consist of the ordinary shares issuable upon the exercise of outstanding share options (using the treasury share method) and the ordinary shares issuable upon settlement of the contingent consideration liabilities in respect of the acquisition of Jin Xin and Xiangbei. Ordinary equivalent shares in the diluted loss per share computation are excluded to the extent that their effect is anti-dilutive.

(p) Segment Reporting

The Group uses the management approach in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Group’s chief operating decision maker (“CODM”) for making operating decision, allocating resources and assessing performance. The Group’s chief operating decision maker is the chief executive officer of the Group. Prior to the acquisition of Jin Xin in November 2010, the Group had one operating segment. Since the acquisition of Jin Xin, the Group has two operating segments (i) biodiesel business and (ii) copper business.

The Group generates all revenues from customers in the PRC and the Group’s tangible long-lived assets are substantially located in the PRC. Consequently, no geographic information is presented.

(q) Commitments and Contingencies

In the normal course of business, the Group is subject to loss contingencies, such as legal proceedings and claims arising out of the business that cover a wide range of matters, including among others, product and environmental liability and tax matters. In accordance with FASB ASC 450, Contingencies, the Group records accruals for such loss contingencies when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. Historically, the Group has experienced no product liability claims.

(r) Government Grants

Government grants are recognized when there is reasonable assurance that the Group will comply with the conditions attaching them and the grants are received. Grants that do not have specific terms of usage are recorded as other income. For the years ended December 31, 2009, 2010 and 2011, grants received, which were included in other income, were RMB239, RMB3,959 and RMB11,263 respectively.

(s) Operating Leases

Leases where substantially all the rewards and risks of ownership of assets remain with the lessor are accounted for as operating leases. Payments made under operating leases net of any incentives received by the Group from the lessor are charged to the statements of operations on a straight-line basis over the lease periods or on a unit-of-production basis, if the unit-of-production basis is more representative of the time pattern in which the benefit is derived from the lease, over the lease periods.

(t) Fair Value Measurements

The Group utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Group determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•

Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•

Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides additional disclosures for transfers in and out of Levels I and II and for activity in Level III. This ASU also clarifies certain other existing disclosure requirements including level of desegregation and disclosures around inputs and valuation techniques. The provisions of the ASU are effective for annual or interim reporting periods beginning after December 15, 2009, except for the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. In the period of initial adoption, the reporting entity shall not be required to provide the disclosures required for any previous periods presented for comparative purposes. The Group adopted the provisions of the ASU in 2010, except for the requirements to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis, which were adopted in 2011. The adoption of ASU 2010-06 did not have a material effect on the Group’s consolidated financial statements. See note 18 to the consolidated financial statements.

(u) Recently Issued Accounting Standards

Accounting Standards Update (“ASU”) 2011-11, an update to ASC 210, Balance Sheet

In December 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-11, an update to ASC 210, Balance Sheet—Disclosures about Offsetting Assets and Liabilities. The FASB issued this ASU in conjunction with the International Accounting Standards Board’s (“IASB”) issuance of amendments to Disclosures – Offsetting Financial Assets and Financial Liabilities (Amendments to International Financial Reporting Standards (“IFRS”)7, Financial Instruments: Disclosures). ASU 2011-11 requires disclosures to allow investors to better compare financial statements prepared under U.S. GAAP with financial statements prepared under IFRS while retaining the existing offsetting models under U.S. GAAP and IFRS. For the Group, ASU 2010-11 is effective for annual periods beginning January 1, 2013 and interim periods within those annual periods. Retrospective application is required. Since this standard impacts disclosure requirements only, the Group expects the adoption of ASU 2011-11 will not have a material impact on the Group’s consolidated results of operations or financial condition.

ASU 2011-05, an update to ASC 220, Comprehensive Income

In June 2011, the FASB issued ASU 2011-05, an update to ASC 220, Comprehensive Income—Presentation of Comprehensive Income. ASU 2011-05 increases the prominence of other comprehensive income in financial statements. ASU 2011-05 permits entity to present the components of net income and comprehensive income in either one or two consecutive financial statements and eliminates the option in U.S. GAAP to present other comprehensive income in the statement of changes in equity. For the Group, ASU 2011-05 is effective for fiscal years, and interim periods within those years beginning after December 15, 2011. Retrospective application is required and early adoption is permitted. Since the standard impacts presentation and disclosure requirements only, the Group expects the adoption of ASU 2011-05 will not have a material impact on the Group’s consolidated results of operations or financial condition.

ASU 2011-04, an update to ASC820, Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, an update to ASC 820, Fair Value Measurements and Disclosures – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 is issued to provide largely identical guidance about fair value measurement and disclosure requirements with the IASB’s new IFRS 13, Fair Value Measurement. ASU 2011-04 provides guidance about how fair value should be applied where it already is required or permitted under U.S. GAAP and most of changes are clarifications of existing guidance or wording changes to align with IFRS 13. ASU 2011-04 requires a reporting entity to disclose a change, if any, in valuation technique and related inputs that result from applying the ASU and to quantify the total effect, if practicable in the period of adoption. For the Group, ASU 2011-04 is effective prospectively for interim and annual periods beginning after December 15, 2011. The Group expects the adoption of ASU 2011-04 will not have a material impact on the Group’s consolidated results of operations or financial condition.

ASU 2010-29, an update to ASC 805, Business Combinations

In December 2010, the FASB issued ASU 2010-29, Business Combinations (ASC 805): Disclosure of Supplementary Pro Forma Information for Business Combination. ASU 2010-29 requires disclosure about pro forma information including revenues and earnings of the combined entity within the notes to the financial statements and pro forma information be presented as if business combination occurred at the beginning of the prior annual reporting period for purposes of calculating both the current and prior reporting period pro forma financial information. ASU 2010-29 also requires that the disclosure be accompanied by narrative description of the amount and nature of material nonrecurring pro forma adjustment. For the Group, ASU 2010-29 is effective for business combinations with effective dates on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Prospective application is required with early adoption permitted. The Group adopted the provisions of this standard prospectively to business combinations with effective dates on or after January 1, 2011. The adoption of ASU 2010-29 did not have any impact on the Group’s consolidated results of operations or financial condition.

INVENTORIES	12 Months Ended
Dec. 31, 2011
INVENTORIES
3	INVENTORIES

Inventories by major category consist of the following:

	December 31,
	2010	2011
	RMB	RMB
Raw materials	134,354	98,877
Work in progress	1,049	9,378
Finished goods	40,620	46,753

Total inventories	176,023	155,008

PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
PREPAID EXPENSES AND OTHER CURRENT ASSETS
4	PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

	December 31,
	2010	2011
	RMB	RMB
Other receivables	4,160	2,700
Prepayments and deposits	8,845	41,546
Current portion of land use rights	1,536	1,633
VAT recoverable	39,165	19,666

Total prepaid expenses and other current assets	53,706	65,545

The Company recognized impairment losses of RMB28,220 on VAT recoverable of certain subsidiaries of biodiesel business in 2011 as the Company did not expect such VAT recoverable would be utilized in the near future due to the adverse operating environment.

PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT AND EQUIPMENT
5	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	December 31,
	2010	2011
	RMB	RMB
Buildings	92,981	47,429
Furniture and fixtures	3,624	1,198
Machinery	545,844	50,737
Motor vehicles	9,542	4,998
Construction in progress	301,279	1,765

Total property, plant and equipment	953, 270	106,127
Less: accumulated depreciation	(289,324)	(9,198)

Total property, plant and equipment, net	663,946	96,929

The Company recognized impairment losses of RMB992,620 and RMB603,266 on certain property, plant and equipment in 2010 and 2011, respectively. For the year ended December 31, 2010, impairment losses of RMB992,620 included an impairment loss of RMB41,669 on property, plant and equipment in connection with the relocation of production facilities of Sichuan Gushan and an impairment loss of RMB950,951 on production facilities of the Company’s PRC subsidiaries.

Sichuan Gushan had relocated the production lines of its old plant in San Tai County to its new plant in Qin Dong Bei Industrial Park. In preparing for the relocation, Sichuan Gushan suspended production beginning on August 1, 2010. Pursuant to the agreement signed between Sichuan Gushan and the Economic and Commerce Bureau of San Tai County, Sichuan (“San Tai ECB”), San Tai ECB agreed to pay Sichuan Gushan RMB38,800 as compensation for its losses in disposing of certain machinery and equipment that cannot fit into the new plant, relocation expenses, and losses for returning land right to the municipal government of San Tai County. Furthermore, Sichuan Gushan was responsible for the cost of changing the registration of the land from industrial land to non-industrial land. All these costs and expenses were estimated to be approximately RMB80,469. Accordingly, Sichuan Gushan recognized an impairment loss of RMB41,669 on property, plant and equipment. The relocation of Sichuan Gushan’s property, plant and equipment was completed by December 31, 2010. Upon the relocation, an additional loss on disposal of property, plant and equipment of RMB3,303 was recognized.

As of September 30, 2010, due to a series of adverse changes in the operating environment, in particular, the consumption tax was unresolved and the continually increased cost of raw materials, the overall production and sales volume of the Group’s biodiesel and biodiesel by-products deceased. An impairment loss of RMB950,951 was made on the production facilities of Fujian Gushan, Handan Gushan, Beijing Gushan, Shanghai Gushan, Chongqing Gushan, Hunan Gushan and Biomass. For the purpose of estimating the fair value, the Company utilized the projected cash flows of the production facilities discounted at the weighted average cost of capital at a range of 15.88% to 17.88%.

As of December 31, 2011, due to the continually increased cost and persistent shortage of raw materials, the overall production and sales volume of the Group’s biodiesel and biodiesel by-products was at a low level. The Company considered that the possibility is remote to resume the production of the Group’s biodiesel and biodiesel by-products on a large scale basis in the near future. An impairment loss of RMB603,266 was made on the production facilities of Fujian Gushan, Sichuan Gushan, Beijing Gushan, Shanghai Gushan, Chongqing Gushan and Hunan Gushan. For the purpose of estimating the fair value, the Company utilized the projected cash flows of the production facilities discounted at the weighted average cost of capital of 15.00%.

The adjusted carrying amount of the production facilities after the impairment losses becomes the new cost basis and such new basis shall be depreciated over the remaining useful life of the asset.

The Group does not have the property ownership certificates for certain of its buildings in Fujian, Sichuan, Beijing and Shanghai. As of December 31, 2011, the net book value of these buildings amounted to approximately Nil. As of December 31, 2011, the application to obtain these property ownership certificates is still in process.

Depreciation expense on property, plant and equipment was recorded as follows:

	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Cost of revenues	88,698	49,959	25,735
Research and development	2,209	2,489	—
Selling, general and administrative	3,192	3,008	2,959
Other operating expenses	32,260	60,734	30,524

Total depreciation expense	126,359	116,190	59,218

ACQUISITION OF SUBSIDIARIES	12 Months Ended
Dec. 31, 2011
ACQUISITION OF SUBSIDIARIES
6	ACQUISITION OF SUBSIDIARIES

Acquisition of Jin Xin

On November 3, 2010, the Company acquired 67% indirect ownership interest in Jin Xin to diversify its business in the environmental sector. The results of Jin Xin’s operations have been included in the consolidated financial statements since that date. Jin Xin manufactures copper rods, copper wires and copper granules from recycled copper.

The consideration for the acquisition principally consists of the issuance of up to 24 million ordinary shares of the Company (“Consideration Shares”) to the selling shareholder.

The Consideration Shares are subject to an earn-out arrangement whereby 6 million shares were issued to the selling shareholder at the closing of the acquisition, while the remaining 18 million ordinary shares are placed into escrow (“Contingent Consideration Shares”). The Contingent Consideration Shares are to be released in stages upon the determination of Jin Xin’s net income under U.S. GAAP for the year ended December 31, 2010 and the cumulative U.S. GAAP net income of Jin Xin for the three-year period ending December 31, 2012. Under the earn-out arrangement, a maximum of 6 million Contingent Consideration Shares are to be released to the selling shareholder, if Jin Xin achieves net income of RMB30,000 or more for the year ended December 31, 2010. The remaining Contingent Consideration Shares are to be released to selling shareholder, if Jin Xin achieves a cumulative net income of RMB190,000 or more during the three-year period ended December 31, 2012. Based on the formula as set out in the purchase agreement in connection with the acquisition, if Jin Xin’s cumulative net income for the three-year period ending December 31, 2012, is nil or below, the selling shareholder is required to return to the Company, all of the Consideration Shares received in connection with the acquisition (or the selling shareholder has an option to pay in cash an amount equal to the number of Consideration Shares received in connection with the acquisition times USD1.00 per share) plus pay USD4.5 million in cash to the Company.

The operating results of Jin Xin have been included in the consolidated financial statements since the acquisition date on November 3, 2010. The transaction costs of the acquisition were not material, and have been recorded in selling, general and administrative expenses.

The following table summarizes the consideration of the acquisition of Jin Xin and the amounts of estimated fair value of the assets acquired and liabilities assumed at the acquisition dates.

	As of November 3, 2010	Useful life
	RMB
Consideration:
Cash	158
Fair value of ordinary shares issued	19,244
Fair value of contingent consideration liabilities at acquisition date	17,509

Fair value of total consideration transferred	36,911

Cash	3,032
Inventories	35,576
Bills receivable	62,568
Deferred tax assets	503
Other current assets	4,466

Total current assets	106,145

Property, plant and equipment
Buildings	15,716	20 years
Plant and machinery	12,802	10 years
Office equipment	578	3-10 years
Motor vehicles	2,553	4 years
Construction in progress	3,960

Total property, plant and equipment	35,609
Land use right	5,138	50 years
Short term bank loans	(50,000)
Amounts due to related parties	(34,000)
Accounts payable	(5,947)
Accounts payable for property, plant and equipment	(8,462)
Accrued expenses and other payables	(7,246)
Current income tax payable	(6,392)
Deferred tax liabilities	(2,593)

Total identifiable net assets assumed	32,252

Non-controlling interest	(14,015)

Goodwill	18,674

On January 1, 2011, the Company acquired an additional 8% indirect ownership interest in Jin Xin from the non-controlling shareholders for a total consideration of RMB42,701. From January 1, 2011, the Company indirectly owned 75% of Jin Xin. As the Company continues to retain its controlling interests in Jin Xin, the Company has accounted for the acquisition of additional ownership in Jin Xin as an equity transaction. The carrying amount of the non-controlling interest and the Company’s additional paid-in capital decreased by RMB4,064 and RMB38,637, respectively, as a result of the transaction.

Acquisition of Xiangbei

On August 1, 2011, the Company acquired 75% indirect ownership interest in Xiangbei through Engen, to diversify its copper business in different locations in China. The results of Xiangbei’s operations have been included in the consolidated financial statements since that date. Xiangbei manufactures copper rods and copper plates from recycled copper.

The consideration for the acquisition principally consists of RMB30,000 and the issuance of up to 14.17% of Engen’s enlarged share capital (“Engen Shares”) and 20 million ordinary shares of the Company (“Gushan Shares”) (collectively “Xiangbei Contingent Consideration Shares”) to the selling shareholders.

The Xiangbei Contingent Consideration Shares are subject to an earn-out arrangement and are to be issued in stages upon the determination of Xiangbei’s net income under U.S. GAAP for the years ended/ending December 31, 2011, 2012 and 2013. Under the earn-out arrangement, (i) new Engen Shares of up to 4.72% of Engen’s enlarged share capital and a maximum of 6.6 million newly issued Gushan Shares may be issued to the selling shareholders with respect to the year ended December 31, 2011, if Xiangbei achieves net income of RMB20,000 for that year, (ii) new Engen Shares of up to 4.72% of Engen’s enlarged share capital and a maximum of 6.6 million new Gushan Shares may be issued to the selling shareholders with respect to the year ending December 31, 2012, if Xiangbei achieves net income of RMB50,000 for that year, and (iii) new Engen Shares of up to 4.73% of Engen’s enlarged share capital and a maximum of 6.8 million new Gushan Shares may be issued to the selling shareholders with respect to the year ending December 31, 2013, if Xiangbei achieves net income of RMB80,000 for that year. If Xiangbei’s net income over the three years do not meet the cumulative net income target of the three-year earn-out, the selling shareholders may be required to return to Engen or Gushan, as applicable, part or all of the Engen Shares or Gushan Shares (or pay Engen or Gushan an amount in cash equal to the value of such shares as determined under the earn-out arrangement) and cash of up to RMB30,000.

In addition, Gushan will issue additional ordinary shares of Gushan (“Additional Gushan Shares”) to the selling shareholders if the volume weighted average trading price of Gushan Shares (as represented by Gushan’s ADSs) over the 30 calendar day period immediately after the public announcement of Gushan’s 2013 annual financial results is below USD1.25 per share (hence, USD12.50 per Gushan’s ADSs). The number of Additional Gushan Shares to be issued will be determined based on the shortfall amount per share multiplied by the number of Gushan Shares issued to the selling shareholders under the three-year earn-out arrangement, limited to a maximum value of RMB20,000.

The operating results of Xiangbei have been included in the consolidated financial statements since the acquisition date on August 1, 2011. The transaction costs of the acquisition were not material, and have been recorded in selling, general and administrative expenses.

The following table summarizes the consideration of the acquisition of Xiangbei and the amounts of estimated fair value of the assets acquired and liabilities assumed at the acquisition dates.

	As of August 1, 2011	Useful life
	RMB
Consideration:
Cash	30,022
Fair value of contingent consideration liabilities at acquisition date	17,372

Fair value of total consideration transferred	47,394

Cash	7,051
Inventories	14,474
Accounts receivable	35,476
Bills receivable	1,415
Deferred tax assets	196
Other current assets	2,900

Total current assets	61,512

Property, plant and equipment
Buildings	20,844	20 years
Plant and machinery	15,426	10 years
Office equipment	34	10 years
Motor vehicles	1,060	5-10 years

Total property, plant and equipment	37,364
Land use right	4,367	50 years
Amount due to Jin Xin	(12,888)
Amounts due to selling shareholders of Xiangbei	(29,970)
Accounts payable	(16,599)
Accounts payable for property, plant and equipment	(11,049)
Accrued expenses and other payables	(4,559)
Current income tax payable	(886)
Deferred tax liabilities	(2,664)

Total identifiable net assets assumed	24,628

Goodwill	22,766

Unaudited supplemental pro forma financial information

The following unaudited supplemental pro forma financial information represents the consolidated results of operations of the Group as if the acquisition of Jin Xin and Xiangbei had occurred as of the beginning of January 1, 2010. The unaudited supplemental pro forma financial information is not necessarily indicative of what the Group’s consolidated results of operations actually would have been had it completed the respective acquisitions at the beginning of January 2010. In addition, the unaudited supplemental pro forma financial information does not attempt to project the Group’s future results of operations after the acquisitions.

	(Unaudited) December 31,
	2010	2011
	RMB	RMB
Revenues	915,122	1,570,251
Net loss attributable to the Gushan Environmental Energy Limited	(1,093,780)	(751,710)
Basic and diluted loss per ordinary share	(6.59)	(4.50)

GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL
7	GOODWILL

The goodwill of RMB18,674 and RMB22,766 arising from the acquisitions of Jin Xin and Xiangbei, respectively, is mainly for the benefits of entering into the copper business and the synergy effect from running the copper business in different locations in the PRC. All of the goodwill is allocated to the copper business and is not deductible for tax purpose.

The changes in the carrying amount of goodwill for the years ended December 31, 2010 and 2011 are as follows:

	Year ended December 31,
	2010	2011
	RMB	RMB
Balance as of January 1	—	18,674
Addition	18,674	22,766
Impairment loss	—	(41,440)

Balance as of December 31	18,674	—

The Group performs its annual goodwill impairment test on December 31.

A two step process is used to test for goodwill impairment under ASC 350-20. The first step is to determine if there is an indication of impairment by comparing the estimated fair value of the reporting unit to its carrying value including existing goodwill. Goodwill is considered impaired if the carrying value of a reporting unit exceeds the estimated fair value. If an indication of impairment exists under the first step, a second step is performed to determine the amount of the impairment. This involves calculating the implied fair value of goodwill by allocating the fair value of the reporting unit to all assets and liabilities other than goodwill and comparing it to the carrying amount of goodwill.

The fair value of the copper business reporting unit for step one was determined based on the quoted market price of the Company’s ADS less the fair value of the biodiesel reporting unit. As a result of the continued significant decline in the price of the Company’s ADS in 2011, the Group’s the first step of the impairment test concluded that the carrying value of the Group’s copper business reporting unit exceeded its fair value. As a result, the Group performed the second step of the goodwill impairment test for the copper business reporting unit. The Group determined that the implied fair value of goodwill was nil. Therefore, a goodwill impairment loss of RMB41,440 was recognized in the year ended December 31, 2011. No impairment was recognized in the year ended December 31, 2010.

SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT INFORMATION
8	SEGMENT INFORMATION

The Group’s operating segments coincide with the types of products sold and are consistent with the reporting structure of the Group’s internal organization. The Group is engaged in manufacturing and sale of biodiesel products and copper products. The Group’s CODM has been identified as the Chief Executive Officer, who reviews the results of each of the two operating segments when making decisions about allocating resources and assessing performance of the Group. There are no inter-segment revenue transactions and, therefore, revenues are only to external customers. The Group has determined that it has two reporting segments, which are biodiesel business and copper business. All of the Group’s operations and customers are located in the PRC, as such, no geographic information is presented. The Group was solely engaged in the manufacturing and sale of biodiesel products during the year ended December 31, 2009.

The following table presents selected financial information relating to the Group’s segments in 2010 and 2011:

	2010			2011
	Biodiesel	Copper	Total	Biodiesel	Copper	Total
	RMB	RMB	RMB	RMB	RMB	RMB
Revenue from external customers	203,439	205,059	408,498	53,359	1,396,375	1,449,734
Interest income—(note c)	389	6	395	38	116	154
Interest expense	—	720	720	—	7,516	7,516
Share-based compensation for the share options on Engen’s ordinary shares	—	—	—	—	7,659	7,659
Depreciation and amortization—(note d)	116,857	377	117,234	53,869	6,548	60,417
Impairment loss on property, plant and equipment and land use right	992,620	—	992,620	606,191	—	606,191
Impairment loss of goodwill	—	—	—	—	41,440	41,440
Loss on disposal of property, plant and equipment	3,306	—	3,306	20	—	20
Income tax (expense) benefit—(note e)	22,878	(3,952)	18,926	5,456	(22,287)	(16,831)
Segment net income (loss)—(note a)	(1,066,879)	8,321	(1,058,558)	(716,753)	2,934	(713,819)
Segment total assets—(note b)	783,975	315,204	1,099,179	106,871	554,576	661,447
Segment liabilities—(note b)	91,102	195,765	286,867	108,631	311,352	419,983
Capital expenditures, including payments for land use rights	146,815	23,544	170,359	32,696	18,598	51,294

(a)	Reconciliation of segment net loss to consolidated net loss

	Year ended December 31,
	2010	2011
	Net loss	Net loss
	RMB	RMB
Segment net loss	(1,058,558)	(713,819)
Share-based compensation for the share options on the Company’s ordinary shares	(22,431)	(9,609)
Change in fair value of contingent consideration liabilities	(2,868)	10,361
Unallocated amounts	(22,408)	(23,556)

Consolidated net loss	(1,106,265)	(736,623)

(b)	Reconciliation of segment total assets and total liabilities to consolidated total assets and total liabilities

	December 31,
	2010		2011
	Total assets	Total liabilities	Total assets	Total liabilities
	RMB	RMB	RMB	RMB
Segment assets and liabilities	1,099,179	286,867	661,447	419,983
Unallocated amounts	239,471	49,870	45,238	35,083

Consolidated assets and liabilities	1,338,650	336,737	706,685	455,066

(c)	Reconciliation of segment interest income to consolidated interest income

	Year ended December 31,
	2010	2011
	RMB	RMB
Segment interest income	395	154
Unallocated amounts	1,037	263

Consolidated interest income	1,432	417

(d)	Reconciliation of segment total depreciation and amortization to consolidated depreciation and amortization

	Year ended December 31,
	2010	2011
	RMB	RMB
Segment depreciation and amortization	117,234	60,417
Unallocated amounts	433	392

Consolidated depreciation and amortization, including land use rights expense	117,667	60,809

(e)	Reconciliation of segment income tax benefit to consolidated income tax benefit (expense)

	Year ended December 31,
	2010	2011
	RMB	RMB
	RMB	RMB
Segment income tax benefit (expense)	18,926	(16,831)
Unallocated amounts	(1,180)	(1,252)

Consolidated income tax benefit (expense)	17,746	(18,083)

SHORT TERM BANK LOANS	12 Months Ended
Dec. 31, 2011
SHORT TERM BANK LOANS
9	SHORT TERM BANK LOANS

The Company’s bank loans at December 31, 2010 and 2011 consisted of the following:

Loans	Maturity date	Annual interest rate	As of December 31, 2010	As of December 31, 2011
			RMB	RMB
Short-term bank loan, secured(1)	April 14, 2011	6.430%	20,000	—
Short-term bank loan, unsecured	April 27, 2011	5.100%	10,000	—
Short-term bank loan, secured(2)	July 25, 2011	5.840%	10,000	—
Short-term bank loan, secured(3)	October 8, 2011	5.560%	20,000	—
Short-term bank loan, secured(4)	April 6, 2012	6.941%	—	20,000
Short-term bank loan, unsecured	April 10, 2012	7.015%	—	10,000
Short-term bank loan, secured(5)	May 10, 2012	6.941%	—	20,000
Short-term bank loan, secured(6)	July 10, 2012	7.216%	—	30,000
Short-term bank loan, secured(7)	September 13, 2012	8.528%	—	10,000
Short-term bank loan, secured(8)	October 17, 2012	7.544%	—	20,000

Total			60,000	110,000

(1)	As of December 31, 2010, this secured loan was secured by the Group’s inventory with an original carrying value of approximately RMB40,000.
(2)	As of December 31, 2010, this loan was guaranteed by a guarantee company. Guarantee fees were charged at RMB200. In respect of the guarantee for such short-term bank loan, the Group collateralized its land use right, property, plant and equipment, motor vehicles and pledged deposits with an original carrying value of approximately RMB27,967, RMB5,226 and RMB2,000 as of December 31, 2010 respectively, to obtain the guarantee from the guarantee company.
(3)	As of December 31, 2010, this secured loan was secured by the Group’s inventory with an original carrying value of approximately RMB47,401.
(4)	As of December 31, 2011, this loan was guaranteed by the senior management of the subsidiary.
(5)	As of December 31, 2011, this secured loan was secured by the Group’s inventory with an original carrying value of approximately RMB40,000.
(6)	According to the loan agreement, this loan was secured by a kind of copper raw materials of RMB60,000. As of December 31, 2011,the Group only had such copper raw materials on hand with carrying value of approximately RMB876, which was below the amount of RMB60,000 as required in the loan agreement. As such, the Group breached the loan covenant, the bank loan would become payable on demand.
(7)	As of December 31, 2011, this loan was guaranteed by a guarantee company. Guarantee fees were charged at RMB250. In respect of the guarantee for such short-term bank loan, the Group collateralized its land use right, property, plant and equipment and pledged deposits with an original carrying value of approximately RMB5,120, RMB24,412 and RMB2,000 as of December 31, 2011 respectively, to obtain the guarantee from the guarantee company.
(8)	As of December 31, 2011, this loan was secured by the Group’s inventory with an original carrying value of approximately RMB35,370.

ACCRUED EXPENSES AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2011
ACCRUED EXPENSES AND OTHER PAYABLES
10	ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables consist of the following:

	December 31,
	2010	2011
	RMB	RMB
Accrued payroll and welfare	26,236	18,010
Other taxes payable	10,393	16,604
Contingent consideration liabilities, current (note 18)	6,792	955
Accrued professional fees	7,542	7,309
Deferred rebate income, current (note 2(l))	3,863	3,680
Other payables and accrued expenses	6,248	13,943

Total accrued expenses and other payables	61,074	60,501

Other payables and accrued expenses mainly represented amounts payable for miscellaneous expenses.

STATUTORY RESERVES	12 Months Ended
Dec. 31, 2011
STATUTORY RESERVES
11	STATUTORY RESERVES

General reserve fund and enterprise expansion fund

According to PRC rules and regulations, the Company’s operating subsidiaries are required to transfer 10% of the net income after tax, as determined in accordance with PRC GAAP, to a general reserve fund and an enterprise expansion fund until the reserve balance reaches 50% of the registered capital of the respective companies. The transfer to the reserves must be made before distribution of dividends to shareholders can be made.

For the years ended December 31, 2009, 2010 and 2011, the Company’s operating subsidiaries made appropriation to the general reserve fund and enterprise expansion fund of a total of Nil and RMB3,774 and RMB6,467, respectively. The accumulated balance of such reserves maintained at the Company’s operating subsidiaries as of December 2010 and 2011 were RMB71,910 and RMB78,377, respectively. These amounts are not available for distribution to shareholders, except upon liquidation.

Staff welfare fund

In addition to general reserve fund and enterprise expansion fund, Handan Gushan is required to provide for staff welfare fund at 5% of its net income, as determined in accordance with PRC GAAP. The staff welfare fund is established for the purpose of providing employee with facilities and other collective benefits to the employees, and it is recognized as an expense and included in accrued expenses and other payables in the accompanying consolidated balance sheets. Other than Handan Gushan, the Company’s operating subsidiaries are not required to transfer a fixed percentage of net income to the staff welfare fund.

REVENUES	12 Months Ended
Dec. 31, 2011
REVENUES
12	REVENUES

The Group’s revenues by product category consist of the following:

	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Biodiesel	581,025	190,988	46,961

Biodiesel by-products:
Erucic acid	2,685	283	—
Erucic amide	1,045	—	—
Glycerine and stearic acid	24,762	3,535	1,965
Plant asphalt	17,232	8,633	1,824
Refined glycerine	1,437	—	—

Total biodiesel by-products	47,161	12,451	3,789

Biodiesel raw materials	—	—	2,609

Total biodiesel products	628,186	203,439	53,359

Copper products	—	205,059	1,322,384

Copper raw materials and scrap		—	73,991

Total copper products		205,059	1,396,375

Total revenues	628,186	408,498	1,449,734

INCOME TAX	12 Months Ended
Dec. 31, 2011
INCOME TAX
13	INCOME TAX

The Company and each of its subsidiaries file separate income tax returns.

Cayman Islands

Under the Cayman Islands tax laws, the Company is not subject to tax on income or capital gains.

British Virgin Islands (“BVI”)

Under the BVI tax laws, the Company’s subsidiaries incorporated in the BVI are not subject to tax on income or capital gains. In addition, upon any payments of dividends by the BVI companies, no BVI withholding tax is imposed.

Hong Kong

The Company has five BVI incorporated and three Hong Kong incorporated subsidiaries. The BVI incorporated companies are also considered as Hong Kong tax residents, since they are companies, although not incorporated in Hong Kong, which are nevertheless primarily managed and controlled in Hong Kong. These subsidiaries operating in Hong Kong are subject to tax on an entity basis on income arising in or derived from Hong Kong. No provision for Hong Kong Profits Tax was made in the consolidated financial statements as such entities derived no taxable income from Hong Kong for the years ended December 31, 2009, 2010 and 2011. The payments of dividends by Hong Kong tax residents are not subject to any Hong Kong withholding tax.

PRC

On March 16, 2007, the Fifth Plenary Session of the Tenth National People’s Congress passed the Corporate Income Tax Law of the PRC (“New CIT Law”) which took effect on January 1, 2008. The statutory tax rate under the New CIT Law is 25%. The New CIT Law and its relevant regulations provide transitional arrangements for certain preferential tax treatments under the prior effective tax rules and regulations. Accordingly, certain PRC subsidiaries of the Company which have not fully utilized their five-year tax holidays are allowed to continue their tax holidays until expiry. Further, one of the PRC subsidiaries which was taxed at a reduced tax rate is entitled to enjoy the transitional rates. The Company’s PRC subsidiaries are subject to the statutory tax rate of 25%, except as described below:

•	Sichuan Gushan and Handan Gushan are subject to income tax at 12.5% for 2009, and at 25% from 2010 onwards.

•	Fujian Gushan is subject to income tax at 10% and 11% for 2009 and 2010, respectively; at 24% for 2011 and at 25% from 2012 onwards.

•	Beijing Gushan and Shanghai Gushan were exempt from income tax for 2009 and are subject to income tax at 12.5% from 2010 to 2012, and at 25% from 2013 onwards.

According to the New CIT Law and its relevant regulations, non-PRC-resident enterprises are levied withholding tax at 10%, unless reduced by tax treaties or similar arrangements, on dividends declared by PRC-resident investees on earnings accumulated beginning on January 1, 2008. Undistributed earnings generated prior to January 1, 2008 are exempt from such withholding tax. Since the Company’s PRC subsidiaries are invested by non-PRC-resident corporate investors, the Group is subject to PRC dividend withholding tax at 10% for earnings accumulated beginning on January 1, 2008.

The components of loss before income tax expense are as follows:

	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
PRC	(213,751)	(1,069,415)	(687,147)
Non-PRC	(52,235)	(54,596)	(31,393)

Loss before income tax expense	(265,986)	(1,124,011)	(718,540)

Income tax expense (benefit) recognized in the consolidated statements of operations consists of the following:

	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Current tax expense
—PRC	7,097	4,321	17,542
—Non-PRC	4,130	—	—

	11,227	4,321	17,542

Deferred tax expense (benefit)
—PRC	8,716	(23,247)	(583)
—Non-PRC	(2,420)	1,180	1,124

	6,296	(22,067)	541

Total income tax expense (benefit)	17,523	(17,746)	18,083

Income tax expense (benefit) reported in the consolidated statements of operations differs from the amounts computed by applying the PRC income tax rate of 25% to earnings (loss) before income tax expense as a result of the following:

	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Computed “expected” income tax benefit at applicable tax rate	(66,497)	(281,003)	(179,635)
Non-PRC entities not subject to domestic income tax	14,175	13,649	7,848
PRC tax rate differential	(2,054)	26	(60)
Non-deductible expenses
—Impairment loss on goodwill	—	—	10,360
—Others	9,072	2,048	2,865
Change in valuation allowance	51,099	268,920	178,883
PRC dividend withholding tax	7,685	(22,463)	(1,104)
PRC interest income withholding tax	—	—	905
US withholding tax on other income	1,710	1,180	1,124
Change in unrecognized tax benefits	4,707	173	420
Non-taxable income	—	(192)	(1,981)
Effect of tax holiday (note a)	(2,374)	—	—
Overprovision in prior year	—	—	(1,542)
Others	—	(84)	—

Actual income tax expense (benefit)	17,523	(17,746)	18,083

(a)	Basic and diluted loss per share effect of tax holiday for the years ended December 31, 2009, 2010 and 2011 were RMB0.01, Nil and Nil, respectively.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below.

	December 31,
	2010	2011
	RMB	RMB
Deferred tax assets:
Tax loss carry forwards	67,374	82,910
Property, plant and equipment	258,452	402,570
Inventory written down	1,426	5,341
Impairment loss on VAT recoverable	—	7,055
Pre-operating expenses	208	—
Deferred rebate income	5,762	4,391
Other	7,132	5,985

Total deferred tax assets	340,354	508,252
Less: valuation allowance	(324,056)	(502,939)

Net deferred tax assets	16,298	5,313

Deferred tax liabilities:
Property, plant and equipment	—	(2,623)
Government grants	(9,250)	—
PRC dividend withholding tax	(9,766)	(8,662)

Total deferred tax liabilities	(19,016)	(11,285)

Net deferred tax liabilities	(2,718)	(5,972)

Classification on consolidated balance sheets:
Deferred tax assets:
Current	2,439	2,019
Non-current	4,609	3,294
Deferred tax liabilities:
Non-current portion	(9,766)	(11,285)

The increase in the valuation allowance during the years ended December 31, 2009, 2010 and 2011 were RMB51,099, RMB268,920 and RMB178,883, respectively. The increase for 2011 was mainly due to increase in deferred tax assets on impairment loss of property, plant and equipment which were provided in view of the continued losses sustained by the Group’s biodiesel business since 2009.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company’s PRC subsidiaries that are engaged in the biodiesel business sustained losses since 2009. Based upon an assessment of the level of historical taxable income and projection for future taxable income over the periods in which the deferred tax assets are deductible or can be utilized, the Company provided full valuation allowances against all of the deferred tax assets of its PRC subsidiaries that are engaged in the biodiesel business. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible or utilized. Management believes it is more likely than not that the Group will realize the benefits of its deferred tax assets net of the valuation allowance as of December 31, 2010 and 2011.

At December 31, 2011, the Company had tax loss carry-forwards of RMB331,638, that are available to offset future PRC taxable income. Tax loss of RMB73,237, RMB202,554 and RMB55,847, will expire in 2014, 2015 and 2016, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits in the PRC for the years ended December 31, 2009, 2010 and 2011 is as follows:

	2009	2010	2011
	RMB	RMB	RMB
Balance at January 1	5,500	9,974	9,356
Additions based on tax positions related to the current year	4,474	—	—
Additions for tax positions of prior years	—	214	365
Reductions for tax positions of prior years	—	(832)	—

Balance at December 31	9,974	9,356	9,721

The balances of unrecognized tax benefits as of December 31, 2009, 2010 and 2011 are potential benefits that, if recognized, would affect the effective tax rate. The Group is currently unable to provide an estimate of a range of the total amount of unrecognized tax benefits that is reasonably possible to change significantly within the next twelve months. During the year, the Company had an increase of RMB365 to its current year unrecognized tax benefits which resulted from provision to return differences to reflect actual positions taken on the 2010 tax returns. Interest of RMB233, RMB173 and RMB420 were recognized and included in non-current income tax payable in respect of the uncertain tax position for the years ended December 31, 2009, 2010 and 2011, respectively. Total accrued interest as of December 31, 2009, 2010 and 2011 were RMB233, RMB406 and RMB826, respectively. No penalty was recorded for the years ended December 31, 2009, 2010 and 2011.

The Company and its subsidiaries mainly file income tax returns in the PRC and Hong Kong. According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is less than RMB100. The statute of limitations will be extended to five years if the underpayment of taxes is more than RMB100. In the case of transfer pricing issues, the statute of limitations is 10 years. There is no statute of limitation in the case of tax evasion. Accordingly, the income tax returns of the Company’s PRC subsidiaries for the tax years beginning from 2004 are open to examination by the PRC state and local tax authorities. The income tax returns of the Company’s subsidiaries which are Hong Kong tax residents are open to audit for the tax years beginning from 2005 by the Hong Kong tax authorities.

SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
SHARE-BASED COMPENSATION
14	SHARE-BASED COMPENSATION

On July 6, 2006, the Group entered into an agreement with an executive to grant share options as a reward for services. The options entitle the executive to purchase 1,094,656 ordinary shares at an exercise price of USD1.93 (RMB15.03 as of the date of grant) per share. The options have a contractual term of 10 years. The options vest over a three-year period with 37.5%, 37.5%, and 25% of the options vesting on the first, second, and third anniversary of the date of grant of the option, respectively.

On September 21, 2007, the Group entered into a new service agreement with the executive which replaced a former service agreement, pursuant to which the Group replaced the previously granted options with the new options to acquire 1,094,656 ordinary shares of the Company. The options fully vest at the earlier of 180 days after the date of the initial public offering or over a three year period commencing July 6, 2006, which is the grant date of the former options under the former service agreement. Other than the vesting conditions of the options, all other terms of the new service agreement are the same as the former service agreement. There was no difference between the fair value of the new option and that of the old option immediately prior to the modification of vesting terms. The unamortized share-based compensation as of the date of the modification is recognized over the shorter period of 180 days after the date of the initial public offering.

The Company determined, based on the Black-Scholes Option Pricing Model, that the estimated fair value of the options at grant date on September 21, 2007 was approximately USD2.26 (RMB18.15) per share. The amount of share-based compensation expense recognized for the options was Nil, Nil and Nil respectively for the years ended December 31, 2009, 2010 and 2011.

The expected volatility of 40% was based on the average volatility of several listed companies in the energy sector in the PRC. Since the Company did not have a trading history at the grant date, the Company estimated the potential volatility of the ordinary shares price by referring to the average volatility of these comparable companies because management believes that the average volatility of such companies was a reasonable benchmark to use in estimating the expected volatility of the Company’s ordinary shares. The fair value of the underlying ordinary shares of USD3.49 (RMB27.19) per share, was based on the average value of the results using an income approach and market approach, and referencing to the per share price of the shares traded between shareholders and third party investors near the grant date of the option.

Pursuant to the Share Option Scheme approved on November 9, 2007, the Company granted share options for the purchase of an aggregate of 867,527 ordinary shares to the directors and officers on December 18, 2007. The exercise price is USD4.80 per ordinary share (equivalent to USD48.00 per ADS). The options vest one third 12 months from the date of grant, one third 24 months from the date of grant and the remaining one third 36 months from the date of grant. The options expire ten years from the date of grant. The Company determined, based on the Binomial Option Pricing Model, that the estimated fair value of the options at grant date was approximately USD2.13 (RMB15.71) per ordinary share. The amount of share-based compensation expense recognized for these options was RMB3,888 and RMB1,628 respectively for the years ended December 31, 2009 and 2010. The expected volatility of 53.35% was based on the average volatility of several listed companies in the renewable energy sector. Since the Company did not have a sufficient trading history for valuation purpose at the grant date, the Company estimated the potential volatility of the ordinary shares price by referring to the average volatility of these comparable companies because management believes that the average volatility of such companies was a reasonable benchmark to use in estimating the expected volatility of the Company’s ordinary shares. The Company did not have any plan to declare dividends as of the date of grant on December 18, 2007. The options were cancelled on November 11, 2010. The remaining unamortized amount of share-based compensation of RMB153 was recognized in consolidated statements of operations upon the cancellation.

Pursuant to the Share Option Scheme, the Company granted share options for the purchase of an aggregate of 3,055,000 ordinary shares to the 65 officers and employees on March 25, 2008. The exercise price is USD5.30 per ordinary share (equivalent to USD53.00 per ADS). The options will vest one third 12 months from the date of grant, one third 24 months from the date of grant and the remaining one third 36 months from the date of grant. The options will expire ten years from the date of grant. The Company determined, based on the Binomial Option Pricing Model, that the estimated fair value of the options at grant date was approximately USD2.67 (RMB18.79) per ordinary share. The amount of share-based compensation expense recognized for these options was RMB8,467 and RMB6,304 respectively for the years ended December 31, 2009 and 2010. The expected volatility of 80.26% was based on the implied volatility of the options in the market which were based on the Company’s shares as the underlying asset. Management believed that such implied volatility was a reasonable estimation of the expected volatility of the Company’s ordinary shares. The expected dividend yield of 0.83% was used as an assumption. The options were cancelled on November 11, 2010. The remaining unamortized amount of share-based compensation of RMB1,506 was recognized in consolidated statements of operations upon the cancellation.

Pursuant to the Share Option Scheme, the Company granted share options for the purchase of an aggregate of 1,276,000 ordinary shares to 27 individuals, including officers and employees and one director of the Company on September 1, 2008. The exercise price is USD5.30 per ordinary share (equivalent to USD53.00 per ADS). The options will vest one third 12 months from the date of grant, one third 24 months from the date of grant and the remaining one third 36 months from the date of grant. The options will expire ten years from the date of grant. The Company determined, based on the Binomial Option Pricing Model, that the estimated fair value of the options at grant date was approximately USD2.41 (RMB16.49) per ordinary share. The amount of share-based compensation expense recognized for these options was RMB9,095 and RMB5,743 respectively for the years ended December 31, 2009 and 2010. The expected volatility of 65.62% was based on the implied volatility of the options in the market which were based on the Company’s shares as the underlying asset. Management believed that such implied volatility was a reasonable estimation of the expected volatility of the Company’s ordinary shares. The expected dividend yield of 0.97% was used as an assumption. The options were cancelled on November 11, 2010. The remaining unamortized amount of share-based compensation of RMB1,822 was recognized in statement of operations upon the cancellation.

Pursuant to the Share Option Scheme, the Company granted share options for the purchase of an aggregate of 4,706,000 ordinary shares to 97 individuals, including officers and employees and directors of the Company on January 22, 2009. The exercise price is USD1.33 per ordinary share (equivalent to USD13.30 per ADS). The options will vest one third 6 months from the date of grant, one third 18 months from the date of grant and the remaining one third 30 months from the date of grant. The options will expire ten years from the date of grant. The Company determined, based on the Binomial Option Pricing Model, that the estimated fair value of the options at grant date was approximately USD0.50 (RMB3.40) per ordinary share. The amount of share-based compensation expense recognized for these options was RMB8,242, RMB3,109 and RMB667 respectively for the years ended December 31, 2009, 2010 and 2011. The expected volatility of 138.94% was based on the implied volatility of the options in the market which were based on the Company’s shares as the underlying asset. Management believed that such implied volatility was a reasonable estimation of the expected volatility of the Company’s ordinary shares. The expected dividend yield of 5.22% was used as an assumption.

Pursuant to the Share Option Scheme, the Company granted share options for the purchase of an aggregate of 5,120,000 ordinary shares to 93 individuals, including officers and employees and directors of the Company on March 16, 2010. The exercise price is USD0.61 per ordinary share (equivalent to USD6.10 per ADS). The options will vest one third 12 months from the date of grant, one third 24 months from the date of grant and the remaining one third 36 months from the date of grant. The options will expire ten years from the date of grant. The Company determined, based on the Binomial Option Pricing Model, that the estimated fair value of the options at grant date was approximately USD0.37 (RMB2.52) per ordinary share. The amount of share-based compensation expense recognized for these options was RMB5,647 and RMB3,854 respectively for the year ended December 31, 2010 and 2011. The expected volatility of 126.59% was based on the implied volatility of the options in the market which were based on the Company’s shares as the underlying asset. Management believed that such implied volatility was a reasonable estimation of the expected volatility of the Company’s ordinary shares. The expected dividend yield of 1.93% was used as an assumption.

Pursuant to the Share Option Scheme, the Company granted share options for the purchase of an aggregate of 4,000,000 ordinary shares to 17 individuals, including 1,000,000 ordinary shares to eight employees of the subsidiaries engaged in biodiesel business and 3,000,000 ordinary shares to nine employees of Jin Xin, on January 11, 2011. The exercise price is USD0.61 per ordinary share (equivalent to USD6.10 per ADS). The options will vest one third 12 months from the date of grant, one third 24 months from the date of grant and the remaining one third 36 months from the date of grant. The options will expire ten years from the date of grant. The Company determined, based on the Binomial Option Pricing Model, that the estimated fair value of the options at grant date was approximately USD0.36 (RMB2.36) per ordinary share. The amount of share-based compensation expense recognized for these options was RMB5,088 for the year ended December 31, 2011. The expected volatility of 82.48% was based on the implied volatility of the options in the market which were based on the Company’s shares as the underlying asset. Management believed that such implied volatility was a reasonable estimation of the expected volatility of the Company’s ordinary shares. The expected dividend yield of 0.87% was used as an assumption.

Summary of assumptions for the valuation of shares options granted based on Binomial Option Pricing Model during the years ended December 31, 2009, 2010 and 2011:

	Options granted in 2009		Options granted in 2010		Options granted in 2011
Expected dividend yield		5.22%		1.93%		0.87%
Expected volatility		138.94%		126.59%		82.48%
Risk-free interest rate		2.62%		3.66%		3.43%
Suboptimal factor		1.5		1.5		2.2
Fair value of underlying ordinary share (per share)	USD	0.99(RMB6.80)	USD	0.565(RMB3.86)	USD	0.577(RMB3.82)

The option activity during the years ended December 31, 2009, 2010 and 2011 consists of the following:

	Number of options	Weighted average exercise prices (per share)		Weighted average remaining contractual term	Aggregate intrinsic value

Balance as of January 1, 2009	5,953,183	USD	4.6087	9.0 years

Granted on January 22, 2009	4,706,000	USD	1.3300
Forfeited during 2009	(2,037,000)	USD	3.2107

Balance as of December 31, 2009	8,622,183	USD	3.1495	8.4 years	Nil

Granted on March 16, 2010	5,120,000	USD	0.6100
Forfeited during 2010	(658,000)	USD	1.6072
Cancelled during 2010	(3,799,527)	USD	5.1858

Balance as of December 31, 2010	9,284,656	USD	1.0250	8.4 years	Nil

Granted on January 11, 2011	4,000,000	USD	0.6100
Forfeited during 2011	(990,000)	USD	0.8973

Balance as of December 31, 2011	12,294,656	USD	0.9003	7.9 years	Nil

Exercisable as of December 31, 2011	5,537,989	USD	1.2545	6.9 years	Nil

The weighted average grant date fair value of options granted during the years ended December 31, 2009, 2010 and 2011 was RMB3.40, RMB2.52 and RMB2.36 per share respectively.

Share options on Engen’s ordinary shares

On October 31, 2011, the board of directors of Engen granted Mr. Jianqiu Yu, a director of Engen and the Chairman and Principal Executive Officer of the Company, share options to purchase up to 1,013 ordinary shares of Engen at an exercise price of RMB63,179 per ordinary share. The options are exercisable immediately and will expire on the tenth anniversary of the date of grant. Any ordinary shares of Engen issued upon the exercise of the options will be subject to a right of first refusal in favor of Engen before such ordinary shares can be validly transferred.

The Company determined, based on the Binomial Option Pricing Model, that the estimated fair value of the options at grant date was approximately RMB7,561 per ordinary share option of Engen. The amount of share-based compensation expense recognized for these options was RMB7,659 for the year ended December 31, 2011. The expected volatility of 50.5% was based on the average volatility of several listed companies in the metal recycling sector. Since Engen did not have a trading history at the grant date, the Company estimated the potential volatility of the ordinary shares price by referring to the average volatility of these comparable companies because management believes that the average volatility of such companies was a reasonable benchmark to use in estimating the expected volatility of Engen’s ordinary shares. The fair value of the underlying ordinary shares of RMB21,235 per ordinary share, was based on the results using an income approach. The expected dividend yield of 0%, a suboptimal factor of 2.2 and a risk-free rate of 3.855% were used as assumptions.

Share-based compensations, that related to the share options of the Group, were recorded as follows:

	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Cost of revenues	548	549	261
Research and development	353	120	10
Selling, general and administrative	28,791	21,762	16,997

Total share-based compensation	29,692	22,431	17,268

As of December 31, 2011, the total unrecognized compensation cost related to the share options of the Company amounted to approximately RMB5,858 which is expected to be recognized over a weighted average period of 1.38 year. As of December 31, 2011, there were 2,483,194 ordinary shares available for future issuance upon the exercise of future grants under the share option scheme. The Company will use authorized and unissued shares to satisfy share options exercises.

CONSUMPTION TAX	12 Months Ended
Dec. 31, 2011
CONSUMPTION TAX
15	CONSUMPTION TAX

The PRC government introduced regulations in relation to consumption tax to be levied on diesel products which took effect on January 1, 2009. Measures introduced under these regulations include, among others, increases in consumption tax on various refined oil products, including diesel. Pursuant to these regulations, consumption tax on diesel products sold to the refined oil market levied on diesel producers would increase from RMB0.10 per liter to RMB0.80 per liter. Prior to January 1, 2009, biodiesel products, which are produced from animal and vegetable fats and oils, were specifically exempt from consumption tax. The regulations redefined diesel products that are subject to consumption tax and repeal the exemption which were previously applied to biodiesel products. The Company did not pay any consumption tax but made a provision for the consumption tax of RMB103,780 pursuant to the prevailing tax regulations in respect of its sales of biodiesel products for the year ended December 31, 2009.

On December 24, 2010, the Ministry of Finance and the State Administration of Taxation of the PRC issued Caishui 118. According to Caishui 118, the production of pure biodiesel made from animal fats or vegetable oils is exempt from consumption tax in China, subject to fulfillment of certain conditions. Caishui 118 is effective immediately and applies retrospectively to January 1, 2009, such that any consumption tax paid on any such biodiesel since January 1, 2009, will be refunded. The Company expects that biodiesel produced at all of its production facilities will satisfy the conditions set forth by Caishui 118 and therefore will qualify for the exemption. Accordingly, the Company reversed the provision for consumption tax of RMB103,780 and recorded the reversal as other operating income in the statement of operations for the year ended December 31, 2010.

LOSS PER SHARE	12 Months Ended
Dec. 31, 2011
LOSS PER SHARE
16	LOSS PER SHARE

Basic net income attributable to the Company shareholders per ordinary share excludes dilution for potential ordinary share and is computed by dividing net loss attributable to the Company shareholders by the weighted-average number of ordinary shares outstanding. Diluted net loss attributable to the Company shareholders per ordinary share reflects the effect of potential dilution that could occur if securities or other contracts to issue ordinary share were exercised or converted into ordinary share.

Diluted net loss attributable to the Company shareholders per ordinary share is calculated by dividing net loss attributable to the Company shareholders by the sum of the weighted-average number of ordinary shares plus additional shares that would be outstanding if potential dilutive shares had been issued. The components of basic and diluted net loss attributable to the Company shareholders per ordinary share are as follows:

	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB

Numerator for basic and diluted loss per share
Net loss attributable to Gushan Environmental Energy Limited	(283,509)	(1,109,015)	(747,681)
Denominator
Denominator for basic loss per share—weighted average number of ordinary shares outstanding	166,831,943	166,035,117	167,092,222

Denominator for diluted loss per share	166,831,943	166,035,117	167,092,222

Basic loss per share	(1.70)	(6.68)	(4.48)

Diluted loss per share	(1.70)	(6.68)	(4.48)

The computation of diluted loss per share for the year ended December 31, 2009 did not assume the issuance of the 8,622,183 shares subject to the options granted on July 6, 2006, December 18, 2007, March 25, 2008, September 1, 2008 and January 22, 2009 because the effect of the ordinary shares issuable upon the exercise of the options were anti-dilutive.

The computation of basic loss per share for the year ended December 31, 2010 reflects the effect of the issuance of 6,000,000 ordinary shares for the acquisition of Jin Xin and the repurchase of 10,145,200 ordinary shares during the year as a deduction in calculating the average number of outstanding shares.

The computation of diluted loss per share for the year ended December 31, 2010 did not assume the issuance of the 9,284,656 shares subject to the options granted on July 6, 2006, January 22, 2009 and March 16, 2010 because the effect of the ordinary shares issuable upon the exercise of the options were anti-dilutive. The computation of diluted loss per share for the year ended December 31, 2010 also did not assume the issuance of the 18,000,000 contingently issuable shares to Engen’s non-controlling shareholders because the effect is anti-dilutive and the contingency was not resolved as of December 31, 2010.

The computation of basic loss per share for the year ended December 31, 2011 reflects the effect of the release of 6,000,000 ordinary shares during the year placed in escrow in connection with the acquisition of Jin Xin.

The computation of diluted loss per share for the year ended December 31, 2011 did not assume the issuance of the 12,294,656 shares subject to the options granted on July 6, 2006, January 22, 2009, March 16, 2010 and January 11, 2011 because the effect of the ordinary shares issuable upon the exercise of the options were anti-dilutive. The computation of diluted loss per share for the year ended December 31, 2011 also did not assume the issuance of the 12,000,000 contingently issuable shares to Engen’s non-controlling shareholders and the 20,000,000 contingently issuable shares to Xiangbei’s selling shareholders. The computation of diluted loss per share for the year ended December 31, 2011 also did not assume the issuance of 1,013 Engen’s ordinary shares subject to the options granted to Mr. Jianqiu Yu on October 31, 2011 because the effect on the Company’s loss per share was anti-dilutive.

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS
17	RELATED PARTY TRANSACTIONS

Jin Xin, a subsidiary of the Company, owed RMB34,000 to its directors when the Company acquired Jin Xin in November 2010. Subsequently, Jin Xin repaid RMB3,291 to the directors in November and December, 2010. As of December 31, 2010, the amounts due to related parties were RMB30,709 which were unsecured, interest-free and repayable within one year. During the year ended December 31, 2011, Jin Xin borrowed RMB19,100 from the directors and repaid RMB47,709 to the directors. As of December 31, 2011, the amount due to a director was RMB2,100 which was unsecured, interest-free and repayable within one year.

On January 1, 2011, the Company acquired an additional 8% beneficial ownership interest in Jin Xin from Engen’s non-controlling shareholders for a total consideration of USD6,448, of which approximately USD3,731 were lent by the non-controlling shareholders to Engen with an annual interest rate of 6.06%. As of December 31, 2011, the principal and unpaid interests due to Engen’s non-controlling shareholders totaled USD3,918 (RMB24,348).

During the year ended December 31, 2011, Mr. Jianqiu Yu, Chairman and Principal Executive Officer of the Company, paid operating expenses of RMB12,571 on behalf of the Company and the Company repaid RMB6,676 to him. As of December 31, 2011, the amounts due to Mr. Yu Jianqiu were RMB5,895 which were unsecured, interest-free and repayable within one year.

On August 1, 2011, the Company caused True Excel, its indirectly 75%-owned subsidiary, to acquire 100% of the equity interest in Xiangbei, for a cash consideration of RMB34,600. Concurrently, the Xiangbei’s selling shareholders would subscribe for Engen’s ordinary shares of up to 14.17% of Engen’s enlarged share capital after the issuance, for a consideration of USD711 (approximately RMB4,578) and subscribe for up to additional 20,000,000 ordinary shares of the Company at par value of HKD0.00001 per share. As of December 31, 2011, the amount due from Xiangbei’s selling shareholders were USD711(RMB4,466), representing the subscription amount for Engen’s ordinary shares.

Xiangbei, a subsidiary of the Company, owed RMB29,970 to its directors when the Company acquired Xiangbei in August 2011. Subsequently, the directors repaid certain accounts payable and operating expenses, totaling RMB20,027, on behalf of Xiangbei which repaid RMB16,097 to the directors. As of December 31, 2011, the amounts due to the directors were RMB33,900 which were unsecured, interest-free and repayable within one year.

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS
18	FAIR VALUE MEASUREMENTS

The carrying amounts of all short term bank loans approximate their fair value because of the short maturity of these instruments.

The fair value of contingent consideration liabilities to a non-controlling shareholder of Engen is determined to be RMB17,509 at the acquisition date of Jin Xin by applying income approach. That measure is based on significant inputs that are not observable in the market, which ASC Section 820-10-35 refers to as Level 3 inputs (see discussion of the fair value hierarchy in note 2(t)). Key assumptions include (a) a discount rate range of 6.10% to 7.38% and (b) a probability adjusted level of the cumulative net income of Jin Xin for the three-year period ending December 31, 2012. Depending on the level of the cumulative net income of Jin Xin for the three-year period ending December 31, 2012, the future possible outcome for the Company under the contingent consideration arrangement is between an issuance of 12,000,000 ordinary shares to the non-controlling shareholder and a return of 12,000,000 ordinary shares plus the receipt of USD4.5 million in cash from the non-controlling shareholder.

As of December 31, 2010, the fair value of contingent consideration liabilities to a non-controlling shareholder of Engen was determined to be RMB20,377 by applying income approach. The change in fair value of contingent consideration liabilities of RMB2,868 was recognized in the consolidated statements of operations, mainly as a result of an increase of market price of the Company’s ordinary shares as of December 31, 2010 compared to the acquisition date, the change in the discount rate range of 6.61% to 7.87% and the passage of time for the discounting. Other assumptions used to develop the original estimate did not change.

As of December 31, 2011, the fair value of contingent consideration liabilities to a non-controlling shareholder of Engen was determined to be RMB455 by applying income approach. On April 8, 2011, the Company released 6,000,000 ordinary shares from escrow to selling shareholder in accordance to the earn-out arrangement whereby, among others, a maximum of 6,000,000 contingent consideration shares should be released to the non-controlling shareholder, if Jin Xin achieved net income of RMB30,000 or more for the year ended December 31, 2010. As a result of issuance of such contingent consideration shares, the fair value of contingent consideration liabilities decreased by RMB16,172, which mainly represents the decrease of market price of the Company’s ordinary shares as of April 8, 2011 compared to December 31, 2010. The fair value of contingent consideration liabilities also decreased by RMB3,749, that was recognized in the consolidated statements of operations, mainly as a result of a decrease of market price of the Company’s ordinary shares as of December 31, 2011 compared to December 31 2010, the change in the discount rate to 8.55% and the passage of time for the discounting. Other assumptions used to develop the original estimate did not change.

The fair value of contingent consideration liabilities to Xiangbei’s selling shareholders was determined to be RMB17,372 at the acquisition date of Xiangbei by applying income approach. That measure is based on significant inputs that are not observable in the market, which ASC Section 820-10-35 refers to as Level 3 inputs (see discussion of the fair value hierarchy in note 2(t)). Key assumptions include (a) a discount rate range of 7.44% to 8.03% ; (b) a probability adjusted level of the cumulative net income of Xiangbei for the three-year period ending December 31, 2013 and (c) a valuation of Engen’s ordinary shares. Depending on the level of the cumulative net income of Xiangbei for the three-year period ending December 31, 2013, the future possible outcome for the Company under the contingent consideration arrangement is between an issuance of 20,000,000 ordinary shares of the Company, an issuance of additional ordinary shares of the Company equivalent to a maximum of RMB20,000 and an issuance of 14.17% of Engen’s equity interest to the selling shareholders and a return of RMB30,000 in cash from the selling shareholders.

As of December 31, 2011, the fair value of contingent consideration liabilities was determined to be RMB10,761 by applying income approach. The change in fair value of contingent consideration liabilities of RMB6,612 was recognized in the consolidated statements of operations, mainly as a result of a decrease of market price of the Company’s ordinary shares as of December 31, 2011 compared to the acquisition date, the change in the discount rate range of 8.20% to 8.83%, a decrease in the valuation of Engen’s ordinary shares and the passage of time for the discounting. Other assumptions used to develop the original estimate did not change.

The following table presents the placement in the fair value hierarchy of assets and liabilities that are measured at fair value on a recurring basis at December 31, 2010 and 2011:

	December 31, 2010	December 31, 2011
	RMB	RMB
Liabilities:
Contingent consideration liabilities	20,377	11,216

Represented by:
Non-current portion	13,585	10,261
Current portion	6,792	955

	20,377	11,216

Significant unobservable inputs (Level 3)	20,377	11,216

As of December 31, 2011, contingent consideration liabilities of RMB955 are expected to be settled within one year.

The Company’s accounting policy is to recognize transfers between levels of the fair value hierarchy on the date of the event or change in circumstances that caused the transfer. There were no transfers into or out of level 1, level 2 or level 3 for the year ended December 31, 2011. The following tables present a roll-forward of the fair value of Level 3 (significant unobservable inputs) assets and liabilities for the year ended December 31, 2011:

	Contingent consideration liabilities
	2010	2011
	RMB	RMB
Balance at January 1	—	20,377
Initial recognition	17,509	17,372
Settlement	—	(16,172)
Change in fair value	2,868	(10,361)

Balance at December 31	20,377	11,216

Net loss for the years ended December 31, 2010 and 2011 included a gain (loss) in connection with the change in fair value of contingent consideration liabilities	(2,868)	10,361

The following table presents fair value measurements of assets that are measured at fair value on a nonrecurring basis during the year ended December 31, 2010 and 2011:

	Year ended December 31,	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
Description	2011	(Level 1)	(Level 2)	(Level 3)	Total losses
	RMB	RMB	RMB	RMB	RMB
Property, plant and equipment	96,929	—	—	96,929	(603,266)

Goodwill	—	—	—	—	(41,440)

					(644,706)

	Year ended December 31,	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
Description	2010	(Level 1)	(Level 2)	(Level 3)	Total loss
	RMB	RMB	RMB	RMB	RMB
Property, plant and equipment	663,946	—	—	663,946	(992,620)

Goodwill	18,647	—	—	18,647	—

					(992,620)

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
19	COMMITMENTS AND CONTINGENCIES

As of December 31, 2011, the Group’s capital commitments for the purchase of machinery and equipment amounted to RMB20,788.

The Group enters into raw materials supply contracts with its suppliers, with duration from one month to two years. Pursuant to the contracts, the purchase prices are re-negotiated periodically. As of December 31, 2011, the Group was committed to purchase 110 tons of raw materials of copper products.

As disclosed in note 2(l), the rebates provided by BONY Mellon are refundable by the Company to BONY Mellon if the Facility is early terminated by the Company. BONY Mellon has the right to request the Company to pay and reimburse an amount equal to all fees and expenses incurred, paid or reimbursed by BONY Mellon in connection with the establishment, the maintenance and the administration of shareholder services and secondary market support of the Facility if the Company terminates the Facility before the expiry of the facility period of eight years. Accordingly, if the Company is privatized (see note 21) and the Facility is terminated, a liability to BONY Mellon may incur.

On November 3, 2011, the Company entered into definitive agreements to acquire a controlling interest in Guangzhou Taiyue Communications Cable Co. Ltd. (“Taiyue”), a PRC-based company that is currently engaged in the manufacture and sale of copper cable for applications that include communication and personal computing. The consummation of the acquisition is subject to the satisfaction of, among others, customary closing conditions, including obtaining approvals from relevant PRC governmental authorities.

OPERATING LEASES	12 Months Ended
Dec. 31, 2011
OPERATING LEASES
20	OPERATING LEASES

The Company also has several non-cancelable operating leases, primarily for certain premises, office equipment and supplies of castor bean and castor bean oil. The term of the operating leases for premises and office equipment with terms of operating leases for periods ranging from one to three years with fixed monthly rentals. These leases generally do not contain renewal options and do not require the Company to pay all executory costs such as maintenance and insurance. Minimum rent payments under operating leases for premises are recognized on a straight-line basis over the term of the lease.

In 2009, the Company signed two contracts in respect of supplies of castor bean oil with a supplier in Sichuan and castor bean with another supplier in Indonesia. In 2010, the contract with the supplier in Indonesia was terminated and the prepayment of RMB4,770 was charged to the consolidated statements of operations.

In 2011, the contract with the supplier in Sichuan was terminated and the unamortized prepayment of RMB5,140 was charged to the consolidated statements of operations. As a result of the termination, the Company received RMB5,214 as compensation from the supplier and recorded it in other income.

Rental expenses for operating leases (except those with lease terms of a month or less that were not renewed) for the years ended December 31, 2009, 2010 and 2011 consisted of the following:

	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Minimum rentals	2,175	11,946	6,271

Rental expenses	2,175	11,946	6,271

As of December 31, 2011, the future minimum lease payments required under non-cancellable operating leases consist of the following:

Year ended December 31,	Amount
RMB
2012	617
2013	249
2014	3

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
21	SUBSEQUENT EVENTS

On February 24, 2012, the Company’s Board of Directors received a preliminary non-binding proposal letter dated February 24, 2012, from Mr. Jianqiu Yu, Chairman and Principal Executive Officer of the Company, to acquire all of the outstanding ordinary shares of the Company not currently owned, legally or beneficially, by Mr. Jianqiu Yu (the “Buyer”), for USD1.599 per ADS or USD0.1599 per ordinary share in cash. As of the date hereof, the Buyer controlled approximately 34.8% of the outstanding shares of the Company (the “Proposed Transaction”). The Company’s Board of Directors has formed a special committee of independent directors to consider the Proposed Transaction.

PARENT ONLY FINANCIAL INFORMATION	12 Months Ended
Dec. 31, 2011
PARENT ONLY FINANCIAL INFORMATION
22	PARENT ONLY FINANCIAL INFORMATION

As of December 31, 2010 and 2011, approximately RMB152,803 and RMB156,650 of the restricted capital and reserves and pledged assets under various bank loans of the Group were not available for distribution, respectively, and as such, the condensed financial information of the Company has been presented for the years ended December 31, 2009, 2010 and 2011.

The separate condensed financial information of Gushan Environmental Energy Limited, as presented below have been prepared in accordance with Securities and Exchange Commission Regulation S-X Rule 5-04 and Rule 12-04.

The footnote disclosures contain supplemental information relating to the operations of the Company and, as such, these statements should be read in conjunction with the notes to the Consolidated Financial Statements of the Company. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted.

As of December 31, 2010 and 2011, there were no material contingencies, significant provisions for long-term obligations, or guarantees of the Company, except for those which have been separately disclosed in the Consolidated Financial Statements, if any.

The following presents condensed parent company only financial information includes balances sheets as of December 31, 2010 and 2011, statements of operations and statements of cash flows for the years ended December 31, 2009, 2010 and 2011:

BALANCE SHEETS

(Amounts expressed in thousands of RMB, except number of shares)

	December 31,
	2010	2011
	RMB	RMB
ASSETS
Current assets:
Cash	208,980	17,639
Prepaid expenses and other current assets	439	316
Deferred tax assets	1,152	1,098

Total current assets	210,571	19,053

Interests in subsidiaries	823,028	264,325
Deferred tax assets	4,609	3,294

Total assets	1,038,208	286,672

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accrued expenses and other payables	13,975	12,631
Amounts due to subsidiaries	66	—

Total current liabilities	14,041	12,631

Deferred rebate income, excluding current portion	15,450	11,040

Total liabilities	29,491	23,671

Commitments and contingencies

Shareholders’ equity:
Ordinary shares
Par value: HKD0.00001 (RMB0.0000097)
Authorized: 38,000,000,000 shares
Issued and outstanding: 190,831,943 shares as of December 31, 2010 and 2011	2	2
Additional paid-in capital	2,035,457	2,045,066
Accumulated other comprehensive losses	(135,819)	(202,540)
Accumulated deficit	(890,923)	(1,579,527)

Total shareholders’ equity	1,008,717	263,001

Total liabilities and shareholders’ equity	1,038,208	286,672

STATEMENTS OF OPERATIONS

(Amounts expressed in thousands of RMB)

	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB

Operating Expenses:
Selling, general and administrative	(52,990)	(45,998)	(31,709)
Impairment loss of interests in subsidiaries	—	(1,223,702)	(664,566)

Total operating expenses	(52,990)	(1,269,700)	(696,275)

Other income:
Interest income	1,343	1,037	4,668
Foreign currency exchange gains	50	44	344
Other income, net	1,664	9,808	3,783

Loss before income tax expense	(49,933)	(1,258,811)	(687,480)
Income tax expense	(1,710)	(1,180)	(1,124)

Net loss	(51,643)	(1,259,991)	(688,604)

STATEMENTS OF CASH FLOWS

(Amounts expressed in thousands of RMB)

	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Cash flows from operating activities
Net loss	(51,643)	(1,259,991)	(688,604)
Adjustments to reconcile net loss to net cash used in operating activities:
Share-based compensation	29,692	22,431	9,609
Impairment loss of interests in subsidiaries	—	1,223,702	664,566
Foreign currency exchange gains	(50)	(44)	(344)
Deferred tax expense	(2,420)	1,180	1,124

Changes in assets and liabilities
Prepaid expenses and other current assets	169	40	123
Accrued expenses and other payables	644	1,628	(1,161)
Other non-current liabilities	6,455	(3,955)	(3,766)
Income tax payable	(5,420)	—	—
Other assets	3,497	—	(4,404)

Net cash used in operating activities	(19,076)	(15,009)	(22,857)

Cash flows from investing activities
Additional advance to subsidiaries	(68,340)	(195,922)	(141,382)
Receipts of repayments of advance to subsidiaries	3,962	33,882	20,182

Net cash used in investing activities	(64,378)	(162,040)	(121,200)

Cash flows from financing activities

Receipts of subscription amount for issuance of up to 24,000,000 ordinary shares in relation to the acquisition of a subsidiary	—	11,765	—
Acquisition of additional 8% equity interest in a subsidiary	—	—	(42,701)
Dividends paid	(26,693)	—	—

Net cash provided by (used in) financing activities	(26,693)	11,765	(42,701)

Effect of foreign exchange rate changes on cash	(353)	(7,797)	(4,583)

Decrease in cash	(110,500)	(173,081)	(191,341)
Cash at beginning of year	492,561	382,061	208,980

Cash at end of year	382,061	208,980	17,639